LONGTERM INVESTMENTS	12 Months Ended
Dec. 31, 2024
LONG-TERM INVESTMENTS

7. LONG-TERM INVESTMENTS

The Company classifies its long-term investments as designated at fair value through profit and loss under IFRS 9. Long-term investments are summarized as follows:

	Fair Value December 31,	Net	Movements in foreign	Fair value adjustments	Fair Value December 31,
	2023	Additions	exchange	for the period	2024
Talisker Resources Common Shares	$782	$-	$(50)	$(47)	$685
Silver Wolf Exploration Ltd. Common Shares	71	426	(26)	(112)	359
Silver Wolf Exploration Ltd. Warrants	-	30	(1)	(9)	20
Endurance Gold Corp. Common Shares	81	81	(9)	(7)	146
Endurance Gold Corp. Warrants	-	37	(3)	3	37
	$934	$574	$(89)	$(172)	$1,247

Silver Wolf

During the year ended December 31, 2024, the Company received 2,292,000 common shares as part of debt settlement from Silver Wolf, a related party of the Company (see Note 8 and Note 11 for further details), for $335 (C$458). The Company further acquired, by way of participation in Silver Wolf’s Listed Issuer Financing Exemption private placement, 833,334 units at a purchase price of C$0.15 consisting of 833,334 common shares and 416,667 non-transferable common share purchase warrants at an exercise price of C$0.25 as for a total investment of $91 (C$125). The share purchase warrants were recorded at a fair value. Any subsequent revaluation under IFRS 9 at fair value through profit and loss will be recorded as a gain or loss on long-term investments.

Endurance Gold Corp.

During the year ended December 31, 2024, the Company received 900,000 common shares (December 31, 2023 – received 400,000 common shares) and 750,000 non-transferrable common share purchase warrants at an exercise price of C$0.17 as part of the terms of the Option Agreement with Endurance Gold Corp. Any subsequent revaluation under IFRS 9 at fair value through profit and loss will be recorded as a gain or loss on long-term investments. See Note 8 for full details of the Option Agreement.